EXHIBIT 10.G

AMENDMENT NO. 2 TO
RECEIVABLES PURCHASE AGREEMENT

AMENDMENT NO. 2, dated as of October 31, 2008 (the “Effective Date”), to the RECEIVABLES PURCHASE AGREEMENT dated as of November 3, 2006 and amended by Amendment No. 1 dated as of November 2, 2007 (as so amended, the “Agreement”), among CIG FUNDING COMPANY, L.L.C., a Delaware limited liability company, COLORADO INTERSTATE GAS COMPANY, a Delaware corporation, as initial Servicer, STARBIRD FUNDING CORPORATION and the other funding entities from time to time party hereto as Investors, BNP PARIBAS, NEW YORK BRANCH (“Paribas”), and the other financial institutions from time to time party hereto as Managing Agents, and BNP PARIBAS, NEW YORK BRANCH, as Program Agent.

Preliminary Statement

The parties hereto have agreed to modify the Agreement in certain respects as set forth herein in accordance with Section 13.1 of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, as follows:

ARTICLE 1    DEFINITIONS

1.1 Definitions.  Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement, as amended hereby.

ARTICLE 2    AMENDMENTS

2.1 Amendments to Exhibit I.  Exhibit I to the Agreement is hereby amended as follows:

(a) To amend and restate the definition of the term “Commitment Termination Date” contained therein to read in its entirety as follows:

“Commitment Termination Date” means October 30, 2009, unless such date is extended with the consent of the parties hereto.

(b) To amend and restate the definition of the term “Program Limit” contained therein to read in its entirety as follows:

“Program Limit” means $20,000,000, or such lesser amount as may from time be specified by not less than ten (10) Business Days’ prior written notice by Servicer to the Program Agent and Seller from time to time.  Any reduction of the Program Limit shall be irrevocable upon such notice being given and shall not be subject to reinstatement and each partial reduction of the Program Limit shall be in an amount equal to $1,000,000 or an integral multiple thereof.

2.2 Amendments to Schedule A.  Exhibit I to the Agreement is hereby amended to change from $25,000,000 to $20,000,000 each of (i) the Group Purchase Limit for the Investor Group which includes Paribas, (ii) the Commitment of Paribas and (iii) the total Commitments of the Committed Investors in the Investor Group which includes Paribas.

ARTICLE 3    MISCELLANEOUS

3.1 Representations and Warranties.

(a) Each Seller Party hereby represents and warrants to the Program Agent, the Managing Agents and the Investors, as to itself that the representations and warranties of such Seller Party set forth in Section 5.1 of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to this Amendment; and

(b) Seller hereby represents and warrants to the Program Agent, the Managing Agents and the Investors that, as of the date hereof and after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.

3.2 Effectiveness.  The amendments set forth in Sections 2.1(b) and 2.2 hereof shall be effective as of the Effective Date when this Amendment or a counterpart hereof shall have been executed and delivered by Seller, Servicer, the Managing Agents and the Program Agent and consented to by the Conduit Investors and the Required Committed Investors.  The amendment set forth in Section 2.1(a) hereof shall be effective when such amendments shall have become effective subject to the further conditions that on the Effective Date, (i) the amendment and restatement, dated the date hereof, the Fee Letter to which the Seller is a party shall have become effective in accordance with its terms, (ii) the supplemental Fee Letter dated the date hereof, to which El Paso is a party shall have become effective in accordance with its terms and the fee contemplated thereby shall have been paid, and (iii) the Aggregate Capital does not exceed the Program Limit, determined after giving effect to the amendments set forth in Section 2.2 above.

3.3 Amendments and Waivers.  This Amendment may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of Section 13.1 of the Agreement.

3.4 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

3.5 Continuing Effect; No Other Amendments.  Except to the extent expressly stated herein, all of the terms and provisions of the Agreement are and shall remain in full force and effect.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  This Amendment shall constitute a Transaction Document.

3.6 CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CIG FUNDING COMPANY, L.L.C.
By: CIG Finance Company, L.L.C., its Manager

By:	/s/ John J. Hopper
Name: John J. Hopper
Title: Vice President and Treasurer

COLORADO INTERSTATE GAS COMPANY, as Servicer

By:	/s/ John J. Hopper
Name: John J. Hopper
Title: Vice President and Treasurer

BNP PARIBAS, acting through its New York Branch, as Program Agent and as Managing Agent for the Starbird Investor Group

By:	/s/ Mary Dierdorff
Name: Mary Dierdorff
Title: Managing Director

By:	/s/ Phillippe Mojon
Name: Phillippe Mojon
Title: Vice President

CONSENTED TO:

STARBIRD FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ Louise E. Colby
Name: Louise E. Colby
Title: Vice President

[Signature pages to Amendment No. 2 to
CIG Receivables Purchase Agreement]

BNP PARIBAS, acting through its New York Branch,
as Committed Investor

By:	/s/ Mary Dierdorff
Name: Mary Dierdorff
Title: Managing Director

By:	/s/ Phillippe Mojon
Name: Phillippe Mojon
Title: Vice President

[Signature pages to Amendment No. 2 to
CIG Receivables Purchase Agreement]